UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2024
Two Harbors Investment Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-34506		27-0312904
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1601 Utica Avenue South, Suite 900	St. Louis Park,	MN	55416
(Address of Principal Executive Offices)			(Zip Code)
(612) 453-4100
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Exchange on Which Registered:
Common Stock, par value $0.01 per share	TWO	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Stock	TWO PRA	New York Stock Exchange
7.625% Series B Cumulative Redeemable Preferred Stock	TWO PRB	New York Stock Exchange
7.25% Series C Cumulative Redeemable Preferred Stock	TWO PRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Acting Chief Accounting Officer

On August 26, 2024, Blake Johnson notified Two Harbors Investment Corp. (the “Company”) of his intention to resign from his position as Acting Chief Accounting Officer of the Company, effective no later than October 25, 2024 (the “Effective Date”). Mr. Johnson will continue to be employed by the Company in a non-officer role through the Effective Date to assist in the successful transition of his duties and responsibilities.

(c) Appointment of Chief Accounting Officer

On August 28, 2024, the Board of Directors of the Company appointed Jillian Halm as Chief Accounting Officer of the Company, effective immediately. Ms. Halm will report to William Dellal, the Company’s Interim Chief Financial Officer, and shall serve as the Company’s principal accounting officer.

Ms. Halm, age 39, most recently served as Controller of the Company since July 2024, and prior thereto served as Assistant Controller from 2018 to 2024, as Reporting Manager from 2014 to 2018, as Financial Reporting Analyst from 2012 to 2014, and as Investment Accountant from 2010 to 2012. Prior to her roles with the Company, Ms. Halm held positions at KPMG LLP within its audit practice. Ms. Halm holds a B.A. in Business Administration and a MAcc from the University of Wisconsin.

There were no new compensatory arrangements, modifications to existing compensatory arrangements, grants or awards made to Ms. Halm in connection with her appointment as the Company’s Chief Accounting Officer. Ms. Halm does not have an employment agreement with the Company.

There are no arrangements or understandings between Ms. Halm and any other persons pursuant to which she was appointed the Company’s Chief Accounting Officer. There is no family relationship between Ms. Halm and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. The Company has not entered into any transactions with Ms. Halm that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

	By:	/s/ REBECCA B. SANDBERG
Rebecca B. Sandberg
Chief Legal Officer and Secretary

Date: August 28, 2024